UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 31, 2017

SG BLOCKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-16501	95-4463937
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

195 Montague Street

Brooklyn, NY 11201

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 646-240-4235

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 30, the Board of Directors (the “Board”) of SG Blocks, Inc. (the “Company”) approved and adopted the SG Blocks, Inc. Stock Incentive Plan (the “Incentive Plan”). On January 31, the Company received written consent from the holders of a majority of the outstanding shares of capital stock approving and adopting the Incentive Plan.

The Incentive Plan is an amendment and restatement of the SG Blocks, Inc. Stock Option Plan, which the Board adopted previously on October 26, 2016, in order to, among other things, increase the number of shares reserved for issuance thereunder and to authorize other types of awards thereunder. Under the Incentive Plan, the Company is authorized to grant equity-based awards in the form of stock options, stock appreciation rights, restricted shares, restricted share units, other share-based awards, and cash-based awards to non-employee directors and to officers, employees, and consultants of the Company and its subsidiaries, except that incentive stock options may only be granted to our employees and employees of our subsidiaries.

The Incentive Plan authorizes the issuance of up to a maximum of 1,500,000 shares of common stock, assuming the occurrence Company’s previously announced one-for-three reverse stock split. If the split does not occur on or before March 31, 2017, the number of shares authorized for issuance under the Incentive Plan shall automatically be multiplied by three to reflect the shares on a pre-reverse stock split basis. The Incentive Plan will be administered by the Compensation Committee of the Board.

The foregoing summary of the Incentive Plan is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 31, 2017, a majority of the holders of the Company’s outstanding shares of common stock approved and ratified, via written consent (the “Written Consent”), the Incentive Plan. Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, an Information Statement on Schedule 14C (the “Information Statement”) will be sent or given to the Company’s shareholders of record who did not execute the Written Consent approving the Incentive Plan. The actions taken pursuant to the Written Consent, as outlined in the Information Statement, will become effective on the date that is twenty calendar days after the date the Information Statement is first sent or given to such shareholders.

The Plan, as described under Item 5.02, is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

10.1	SG Blocks, Inc. Stock Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 3, 2017

SG Blocks, Inc.

By:	/s/ Mahesh Shetty
Mahesh Shetty
Chief Financial Officer